UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2016

FORM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to FORM Holdings Corp.’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the combined company’s management and board of directors and any other statements about FORM Holdings Corp.’s management team’s future expectations, beliefs, goals, plans or prospects are forward-looking statements. FORM Holdings Corp.’s actual results could differ materially from those projected in these forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the 424(b)(3) proxy statement/prospectus of FORM Holdings Corp. (File No.  333-213566), filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2016, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by FORM Holdings Corp. FORM Holdings Corp. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement

The disclosure in Item 2.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Completion of Merger with XpresSpa Holdings, LLC

On December 23, 2016 (the “Closing Date”), FHXMS, LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of FORM Holdings Corp., a Delaware corporation (“FORM”), merged with and into XpresSpa Holdings LLC, a Delaware limited liability company (“XpresSpa”), with XpresSpa being the surviving entity and a wholly-owned subsidiary of FORM, pursuant to the terms and conditions of the previously announced Agreement and Plan of Merger, dated as of August 8, 2016, as subsequently amended on September 8, 2016 and October 25, 2016 (collectively, the “Merger Agreement”), by and among FORM, Merger Sub, XpresSpa, the unitholders of XpresSpa who are parties thereto or who become parties thereto (the “Unitholders”) and Mistral XH Representative, LLC, as representative of the Unitholders (the “Representative”) (the “Merger”).

On the Closing Date, (i) the then-outstanding common units of XpresSpa (other than those held by FORM and its subsidiaries, which were cancelled without any consideration) and (ii) the then-outstanding preferred units of XpresSpa (other than those held by FORM and its subsidiaries, which were cancelled without any consideration) were cancelled and automatically converted into the right to receive an aggregate of:

(a)	2,500,000 shares of FORM common stock, par value $0.01 per share (“FORM Common Stock”),

(b)	494,792 shares of newly designated Series D Convertible Preferred Stock, par value $0.01 per share, of FORM (the “FORM Preferred Stock”) with an aggregate initial liquidation preference of $23,750,000, accruing dividends at 9% per annum and which are initially convertible into 3,958,336 shares of FORM Common Stock, and

(c)	five-year warrants to purchase an aggregate of 2,500,000 shares of FORM Common Stock, at an exercise price of $3.00 per share, in each case, subject to adjustment in the event of a stock split, dividend or similar events.

As a result of the consummation of the Merger, as of the Closing Date, the former stockholders of XpresSpa own approximately 18% of the outstanding shares of FORM Common Stock (or 33% of the outstanding shares of FORM Common Stock calculated on a fully diluted basis) and the stockholders of FORM prior to the Merger own approximately 82% of the outstanding shares of FORM Common Stock (or 67% of the outstanding shares of FORM Common Stock calculated on a fully diluted basis).

The FORM Common Stock and FORM Preferred Stock issued in connection with the Merger were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-213566), originally filed with the SEC on September 9, 2016, as amended, and declared effective on October 27, 2016 (the “Form S-4”). The prospectus included in the Form S-4 contains additional information about the Merger and the related transactions. The Form S-4 also included the proxy statement (the “Proxy Statement”) for FORM’s 2016 Annual Meeting of Stockholders, held on November 28, 2016 (the “Annual Meeting”).

The foregoing description of the Merger Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was attached as Annex A to the Proxy Statement, the terms of which are incorporated herein by reference.

Rockmore Senior Secured Note

XpresSpa is obligated under a senior secured note payable to Rockmore Investment Master Fund Ltd. (“Rockmore”), a significant equity holder of XpresSpa, with an outstanding balance of approximately $6,500,000 (the “Senior Secured Note”). The Senior Secured Note accrues interest of 9.24% per annum, payable monthly, plus an additional 2.0% per annum, and matures on May 1, 2018, with an additional one-year extension if both FORM and Rockmore consent to such extension. Upon completion of the Merger, the Senior Secured Note remained outstanding as an obligation of XpresSpa, but became guaranteed by FORM. Rockmore is an investment entity controlled by FORM’s board member, Bruce T. Bernstein. Rockmore owned equity securities of XpresSpa that received approximately 9.5% of the merger consideration and, following completion of the Merger, Rockmore remained the holder of the Senior Secured Note, and holds approximately 4.7% of the outstanding common stock of FORM on a fully diluted basis. Rockmore provided its consent to the Merger.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 2.01 of this Current Report is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

On December 23, 2016, FORM filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Certificate of Designations”). Pursuant to the Certificate of Designations, the holders of FORM Preferred Stock are entitled, among other things, to an aggregate initial liquidation preference of $23,750,000 and the right to participate in any dividends and distributions paid to common stockholders on an as-converted basis. The FORM Preferred Stock will vote on an as-converted basis. The FORM Preferred Stock shall be initially convertible into an aggregate of 3,958,336 shares of FORM Common Stock, which equals a $6.00 per share conversion price, and each holder of FORM Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of FORM Common Stock into which such shares of FORM Preferred Stock are convertible. Upon the occurrence of certain fundamental events, the holders of the FORM Preferred Stock will be able to require FORM to redeem the shares of FORM Preferred Stock at the greater of the liquidation preference and the amount per share as would have been payable had the shares of FORM Preferred Stock been converted into FORM Common Stock. The holders of record of FORM Preferred Stock shall be entitled to elect one director of FORM, voting exclusively as a separate class, so long as the holders of FORM Preferred Stock represent beneficial ownership in the aggregate of equal to or more than 5% of FORM’s issued and outstanding Common Stock on an as-converted basis.

Pursuant to the terms of the Certificate of Designations, on the seven year anniversary of the initial issuance date of the shares of FORM Preferred Stock, FORM may repay each share of FORM Preferred Stock, at its option, in cash, by delivery of FORM Common Stock or through any combination thereof. If FORM elects to make a payment, or any portion thereof, in shares of FORM Common Stock, the number of shares deliverable (the “Base Shares”) will be based on the volume weighted average price per share of FORM Common Stock for the thirty trading days prior to the date of calculation (the “Base Price”) plus an additional number of shares of FORM Common Stock (the “Premium Shares”), calculated as follows: (i) if the Base Price is greater than $9.00, no Premium Shares shall be issued, (ii) if the Base Price is greater than $7.00 and equal to or less than $9.00, an additional number of shares equal to 5% of the Base Shares shall be issued, (iii) if the Base Price is greater than $6.00 and equal to or less than $7.00, an additional number of shares equal to 10% of the Base Shares shall be issued, (iv) if the Base Price is greater than $5.00 and equal to or less than $6.00, an additional number of shares equal to 20% of the Base Shares shall be issued and (v) if the Base Price is less than or equal to $5.00, an additional number of shares equal to 25% of the Base Shares shall be issued. Accordingly, if the volume weighted average price per share of FORM Common Stock is below $9.00 per share at the time of repayment and FORM exercises the option to make such repayment in shares of FORM Common Stock, a large number of shares of FORM Common Stock may be issued to the holders of FORM Preferred Stock upon maturity, which may have a negative effect on the trading price FORM Common Stock. At the seven year maturity date of FORM Preferred Stock (which is the date that is seven years from the closing date of the Merger), FORM, at its election, may decide to issue shares of FORM Common Stock based on the formula set forth above or to re-pay in cash all or any portion of the FORM Preferred Stock.

In 2023, upon the maturity date of the FORM Preferred Stock, when determining whether to repay the FORM Preferred Stock in cash or shares of FORM Common Stock, FORM expects to consider a number of factors, including its cash position, the price of FORM Common Stock and FORM’s capital structure at such time. Because FORM does not have to make a determination as to which option to elect until 2023, it is impossible to predict whether it is more or less likely to repay in cash, stock or a portion of each. For example, assuming the entire amount of FORM Preferred Stock was outstanding at the seven year maturity date, and FORM opted to repay such FORM Preferred Stock entirely in shares of FORM Common Stock, the number of shares of FORM Common Stock to be issued at such repayment if the Base Price was $9.00 per share, $6.50 per share and $2.50 (above the closing price on December 22, 2016) would be approximately 2,770,833 shares, 4,019,231 shares and 11,875,000, respectively.

The foregoing description of the Certificate of Designations is not complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)        On December 23, 2016, the board of directors of FORM (the “Board”) elected Edward Jankowski as Senior Vice President and Chief Executive Officer of XpresSpa, to hold office in accordance with the by-laws of FORM.

Mr. Jankowski, age 63, has served as XpresSpa’s Chief Executive Officer since June 2016 and as a member of its Board of Directors since May 2015. From 2012 to 2016, Mr. Jankowski was the Vice President and General Manager of Luxury Retail at Luxottica, where he oversaw the Ilori and Optical Shop of Aspen and Persol retail stores, as well as the development of a go-forward Luxury Retail model for future expansion. From 2007 to 2012, Mr. Jankowski was Senior Vice President and General Manager for Godiva Chocolatier, responsible for the $400 million North America multi-channel business, consisting of 240 retail stores, 2,000 plus wholesale doors and direct and interactive business. From 2001 to 2007, Mr. Jankowski was the Chief Operating Officer of Safilo Group’s Solstice sunglasses stores, where he opened 120 stores, oversaw store operations, merchandising, finance, planning/distribution, marketing and communications, loss prevention, real estate, visual and store design/development/construction. From 1999 to 2001, Mr. Jankowski was the President of Airport Shops Division of World Duty Free Americas, a division of B.A.A. While there, he was a member of the Senior Executive Committee, with responsibility for the $120 million Airport Division. He managed 85 retail stores throughout the United States, Bermuda and Puerto Rico in the Duty Free Fragrance, Cosmetics, Luxury Specialty and News and Gift retail business. From 1993 to 1999, Mr. Jankowski served as the Vice President/Director of Stores for Liz Claiborne. During this time, he was a member of the Retail Executive Committee and led execution of business strategies, sales results and store profit. Prior to his position at Liz Claiborne, Mr. Jankowski held other significant leadership positions, such as, District Manager at Casual Corner from 1978 to 1980, District Manager at Atherton Industries from 1980 to 1985, District Manager, Reginal Manager and eventually Vice President/Director of Stores at Woman’s World from 1985 to 1990 and as Reginal Vice President at Ganto’s from 1990 to 1993. Mr. Jankowski began his career in 1975 as an Executive Trainee for R.H. Macy’s. Mr. Jankowski currently serves on the Board of Directors of the Accessories Council, FIT Accessories Advisory and the Elizabeth Carter Beach Association. Mr. Jankowski was formerly a member of the LIM Advisory Board. Mr. Jankowski received his B.Sc. in management and commerce marketing from Rider University.

FORM is currently negotiating the terms of an employment agreement with Mr. Jankowski, which will be disclosed in a subsequent Current Report on Form 8-K once finalized.

(d)       On December 23, 2016, following the closing of the Merger, Andrew R. Heyer was elected to the Board, to serve on the Board until FORM’s 2017 annual meeting of stockholders or until his successor has been elected and qualified, or until his earlier resignation or removal. Mr. Heyer will serve as the designee of the FORM Preferred Stock pursuant to the Certificate of Designations, which states that the holders of record of FORM Preferred Stock shall be entitled to elect one director of FORM, voting exclusively as a separate class, so long as the holders of FORM Preferred Stock represent beneficial ownership in the aggregate of equal to or more than 5% of FORM’s issued and outstanding Common Stock on an as-converted basis. The Company is not aware of any transaction in which Mr. Heyer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Heyer’s appointment, Mr. Heyer and FORM entered into an Independent Director’s Agreement, dated as of December 23, 2016, a copy of which is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events

On December 23, 2016, FORM issued a press release announcing the completion of the previously announced Merger, pursuant to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

The financial statements required by this item will be filed by FORM by amendment to this Current Report not later than 71 days after the date on which this Current Report was required to be filed.

 (b) Pro forma financial information.

The financial statements required by this item will be filed by FORM by amendment to this Current Report not later than 71 days after the date on which this Current Report was required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among FORM Holdings Corp., FHXMS, LLC, XpresSpa Holdings LLC, the unitholders of XpresSpa who are parties thereto or who become parties thereto and Mistral XH Representative, LLC, as representative of the XpresSpa unitholders, dated as of August 8, 2016, as amended on September 8, 2016 and October 25, 2016 (previously filed as Annex A to FORM’s Registration Statement on Form S-4 filed with the SEC on October 26, 2016).
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock.
4.1	Form of warrant to purchase shares of common stock of FORM Holdings Corp. (previously filed as Annex F to FORM’s Registration Statement on Form S-4 filed with the SEC on October 26, 2016).
10.1	Independent Director’s Agreement, by and between FORM Holdings Corp. and Andrew R. Heyer, dated as of December 23, 2016.
99.1	Press Release, dated December 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORM HOLDINGS CORP.

Dated: December 23, 2016	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer